                                                                     EXHIBIT 1.1

                                                      Chadbourne & Parke
                                                      10/23/95

                                2,765,493 Shares

                          CHARTER POWER SYSTEMS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               October ___, 1995

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
ROBERTSON, STEPHENS & COMPANY, L.P.
  As representatives of the
    several U.S. underwriters
    named in Schedule I hereto and
    the several international managers
    named in Schedule II hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      140 Broadway
      New York, New York  10005

Dear Sirs:

          Charter Power Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) an aggregate of 200,000 shares of its common stock, $0.01 par value ("Common Stock"), and certain stockholders of the Company named in Schedules III and IV hereto (the "Selling Stockholders" and, collectively with the Company, the "Sellers") severally propose to sell to the several Underwriters an aggregate of 2,565,493 shares of Common Stock of the Company. The 200,000 shares of Common Stock to be issued and sold by the Company are hereinafter called the Company Shares. The 2,565,493 shares of Common Stock to be sold by the Selling Stockholders are hereinafter called the Stockholder Shares. The Company Shares and the Stockholder Shares are hereinafter called the Firm Shares.

          It is understood that, subject to the conditions hereinafter stated, 2,052,395 Stockholder Shares (the "U.S. Stockholder Shares") and 160,000 Company Shares (the "U.S. Company Shares" and, together with the U.S. Stockholder

Shares, the "U.S. Firm Shares") will be sold to the several U.S.
Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith), and 513,098 Stockholder Shares (the "International Stockholder Shares") and 40,000 Company Shares (the "International Company Shares" and, together with the International Stockholder Shares, the "International Firm Shares") will be sold to the several International Managers named in Schedule II hereto (the "International Managers") in connection with the offering and sale of such International Firm Shares outside the United States and Canada to persons other than United States and Canadian Persons. Donaldson, Lufkin & Jenrette Securities Corporation and Robertson, Stephens & Company, L.P. shall act as representatives (in such capacity, the "U.S. Representatives") of the several U.S. Underwriters, and Donaldson Lufkin & Jenrette Securities Corporation and Robertson, Stephens & Company, L.P. shall act as representatives (in such capacity, the "International Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the "Underwriters". Notwithstanding anything to the contrary contained herein, in the event that International Managers are not selected, all of the Shares to be purchased and sold hereunder shall be purchased by and sold to the U. S. Underwriters and all of the Shares to be purchased and sold hereunder shall be U. S. Stockholder Shares or U. S. Company Shares, as applicable. In the event that no International Managers are selected, all of the Shares to be purchased and all of the Stockholder Shares to be sold hereunder shall be set forth on Schedules I and III, respectively, and the Share amounts set forth in this paragraph shall be deemed to be accordingly modified.

          The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 414,824 shares of Common Stock (the "Additional Shares"), if requested by the U.S. Underwriters as provided in
Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The Company and the Selling Stockholders are hereinafter collectively referred to as the Sellers.

          1.  Registration Statement and Prospectus.  The Company has prepared
              -------------------------------------
and filed with the Securities and

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Exchange Commission (the "Commission") in accordance with the provisions of the
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 including a prospectus relating to the Shares, which may be amended. Such registration statement and the prospectus constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to Rule 430A under the Act), as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," "disclosed" or "described" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

          2.  Agreements to Sell and Purchase.  The Company hereby agrees to
              -------------------------------
issue and sell the U.S. Company Shares to the several U.S. Underwriters, and each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several U.S. Underwriters the number of U.S. Stockholder Shares set forth opposite such Selling Stockholder's name in Schedule III hereto, and each of the U.S. Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company and such Selling Stockholder at a price per share of $___ (the "Purchase Price"), the respective number of U.S. Company Shares and U.S. Stockholder Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the number of U.S. Company Shares and U.S. Stockholder Shares to be sold by the Company or by such Selling Stockholder, as the case may be, as the number of U.S. Firm Shares set forth in
Schedule I hereto opposite the

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name of such U.S. Underwriter bears to the total number of U.S. Firm Shares set forth opposite the names of all U.S. Underwriters in Schedule I hereto.

          The Company hereby agrees to issue and sell the International Company Shares to the several International Managers, and each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several International Managers the number of International Stockholder Shares set forth opposite such Selling Stockholder's name in Schedule IV hereto, and each of the International Managers, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company and such Selling Stockholder at the Purchase Price the respective number of International Company Shares and International Stockholder Shares (subject to such adjustments to eliminate fractional shares as the International Representatives may determine) that bears the same proportion to the number of International Company Shares and International Stockholder Shares to be sold by the Company or by such Selling Stockholder, as the case may be, as the number of International Firm Shares set forth in Schedule II hereto opposite the name of such International Manager bears to the total number of International Firm Shares set forth opposite the names of all International Managers in Schedule II hereto.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the U.S. Underwriters the Additional Shares and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 414,824 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The U.S. Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such

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notice has been given. If any Additional Shares are to be purchased, each U.S.
Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of U.S. Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I bears to the total number of U.S. Firm Shares.

          The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each stockholder listed on Annex I, pursuant to which each such stockholder, severally and not jointly, agrees not to offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of any Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plans and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

          3.  Terms of Public Offering.  The Sellers are advised by you that the
              ------------------------
Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Section 3 of the Agreement Between U.S. Underwriters and International Managers of even date herewith. Each International Manager hereby makes to and with the Company the representations and agreements of such International Manager contained in the seventh, eighth, ninth and tenth paragraphs of Section 3 of such Agreement.

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          4.  Delivery and Payment.  Delivery to the Underwriters of and payment
              --------------------
for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third business day (the "Closing Date") following the date of the public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the U.S. Underwriters shall be made at such place as the U.S. Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the U.S. Representatives and the Company.

          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks or wire transfers (at the discretion of the U.S. Representatives) payable to the order of the Company and the Custodian (as hereinafter defined) on behalf of the Selling Stockholders.

          5.  Agreements of the Company.  The Company agrees with you:
              -------------------------

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time (to the extent that the Registration Statement has not become effective prior to the execution and delivery of this Agreement).

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the

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     Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including, in each case, all exhibits filed therewith or incorporated by reference therein and other documents incorporated or deemed to be incorporated by reference therein, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

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

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, that, the
                                                         --------  ----
     Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or required to file such a consent.

          (h) To make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90

                                       8
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     days after such date) which shall satisfy the provisions of Section 11(a)
     of the Act and Rule 158 thereunder, and to advise you in writing when such statement has been so made available.

          (i) During the five-year period following the date of this Agreement, to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (j) To pay all reasonable costs, expenses, fees and taxes incident to
     (i) the preparation (excluding the fees and disbursements of counsel for the Underwriters), printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filing fees related to filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) delisting of the Common Stock from the American Stock Exchange and the listing of the Common Stock on The Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement.

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

     Nothing contained herein shall obligate the Company to pay any fees and expenses of any separate counsel to the Selling Stockholders or any out-of-pocket expenses of the Selling Stockholders, which fees and expenses shall not be the obligation of the Underwriters.

          (k) To use every reasonable effort to maintain the inclusion of the Common Stock in The Nasdaq National Market (or on a national securities exchange) for a period of three years after the effective date of the Registration Statement; provided, that, the foregoing shall not be breached
                             --------  ----
     as a result of the failure of the Common Stock to be included in The Nasdaq National Market (or on a national securities exchange) by reason of the failure of the Company to have a sufficient number of stockholders or the failure of the Company to meet the financial criteria for continued listing.

          (l) To use every reasonable effort to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          (m) During the period when the Prospectus is required to be delivered under the Act, to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

          6.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not at the time so amended or supplemented contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not at the time so amended or supplemented contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph
     (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The preliminary prospectus dated October 3, 1995, and each preliminary prospectus filed thereafter as part of the Registration Statement or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and each of its Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. As used in this Agreement, "Significant Subsidiary" shall mean C&D Charter Power Systems, Inc., C&D/Charter Holdings,

     Inc., Cactus Holdings Inc. and International Power Systems, Inc.

          (e) Except as described in the Prospectus, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders, other than Shares not issued as of the date hereof which are evidenced by options (the "Option Shares")), have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or, to the best of the Company's knowledge, similar rights; and the Shares to be issued and sold by the Company hereunder and the Option Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement and, as to the Option Shares, the relevant option agreements, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or, to the best of the Company's knowledge, similar rights. All of the options underlying the Option Shares are presently exercisable and will be exercisable on the Closing Date.

          (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus in all material respects.

          (h) Neither the Company nor any of its Significant Subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of its Significant Subsidiaries or their respective property is bound, except for any such violation or default the occurrence of which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or an adverse effect on the consummation of the transactions contemplated hereby.

          (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except for any of the foregoing which has been obtained and except as such may be required under the Act or state securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Significant Subsidiaries or any agreement, indenture or other instrument to which it or any of its Significant Subsidiaries is a party or by which it or any of its Significant Subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its Significant Subsidiaries or their respective property, except for any such consents, approvals, authorizations, orders, conflicts, breaches, defaults and violations, the failure of which to obtain or the occurrence of which (as applicable) would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or an adverse effect on the consummation of the transactions contemplated hereby.

          (j) (i) Except as disclosed in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such material proceedings are threatened or contemplated. (ii) No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (k) Except as disclosed in the Prospectus, neither the Company nor any of its Significant Subsidiaries has violated (i) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or (iii) any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in the case of any of (i), (ii) or (iii) above would reasonably be expected to result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (l) Except as disclosed in the Prospectus: (i) the Company and the Significant Subsidiaries have such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their properties and to conduct their business, taken together as a whole; (ii) the Company and each of its Significant Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and, to the best of the Company's knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and
     (iii) such permits contain no restrictions that have or that the Company reasonably expects would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (m) In the ordinary course of its business, the Company conducts a periodic review of the compliance by the Company and the Significant Subsidiaries with Environmental Laws, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that, as of the date hereof and the Closing Date, such associated costs and liabilities would not, singly or in the aggregate, result in a material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its Significant Subsidiaries has good and, to the extent applicable, marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its Significant Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, in each case, which would reasonably be expected to result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries taken as a whole, and the Company and its Significant Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Significant Subsidiary.

          (o) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (p) To the best knowledge of the Company, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

          (q) There is (i) no significant unfair labor practice complaint pending against the Company or any of its Significant Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its Significant Subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Significant Subsidiaries or, to the best knowledge of the Company, threatened against it or any of its Significant Subsidiaries, which, in the case of clause (i) and (ii) above, singly or in the aggregate, would reasonably be expected to result in a material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (r) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith or that have been duly extended, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due as indicated in such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (s) The Company and each of its subsidiaries maintains, in the Company's reasonable judgment, adequate insurance.

          (t) Coopers & Lybrand L.L.P. are independent public accountants with respect to the Company as required by the Act.

          (u) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (v) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (w) Following the consummation of the transactions contemplated hereby, no holder of any security of the Company will have any right to require registration of shares of Common Stock or any other security of the Company.

          (x) The Company is not required to disclose any information in the Prospectus pursuant to Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (y) The Company and each of its subsidiaries owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights material to the conduct of the business of the Company and its subsidiaries, taken together as a whole, as currently carried on and as described in the Registration Statement and Prospectus; except as stated in the Registration Statement and Prospectus, to the knowledge of the Company, none of the intellectual property utilized by the Company or any of its subsidiaries infringes upon any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others to the extent that any such infringement (or the inability to use any such infringing intellectual property) has resulted in or would reasonably be expected to result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice alleging any such infringement.

          (z) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          7.  Representations and Warranties of the Selling Stockholders.  Each
              ----------------------------------------------------------
Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has (except as set forth in the proviso to this sentence), and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever;

     provided, that, on the date of this Agreement, (i) the Shares to be sold by
     --------  ----
     Alfred Weber secure the obligations of Mr. Weber under the Weber Note (as defined in the Prospectus), (ii) the Shares other than the Option Shares to be sold by Robert Alvine secure the obligations of Mr. Alvine under the Alvine Note (as defined in the Prospectus) and (iii) the Shares to be sold by Messrs. Halpern, Katz and Fagan and Ms. Merrick are secured by notes in favor of Charterhouse Group International, Inc.; provided, further, that, with respect to any Option Shares, the representations set forth in this sentence shall be made only as of the Closing Date. Messrs. Weber, Alvine, Halpern, Katz and Fagan and Ms. Merrick represent and warrant, respectively, that the security interests described in the preceding sentence will be terminated simultaneously with the consummation of the transactions contemplated hereby. Such Selling Stockholder is the lawful owner of any options evidencing Option Shares to be sold by such Selling Stockholder pursuant to this Agreement. Such Selling Stockholder has all necessary right, power and authority to exercise any such options and all such options are presently exercisable and will be exercisable on the Closing Date. Such options will be exercised by such Selling Stockholder simultaneously with the consummation of the transactions contemplated hereby.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever (other than any lien in favor of the Underwriters or their transferees).

          (c) Such Selling Stockholder has, and on the Closing Date (and Option Closing Date, if applicable) will have, full legal right, power and authority to enter into this Agreement, the Custody Agreement and any related agreement between the Selling Stockholders and [Proskauer Rose Goetz & Mendelsohn LLP], as Custodian (the "Custody Agreement") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement, the Custody Agreement and any related agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each of this Agreement, the Custody Agreement and any related agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (d) The power of attorney signed by or on behalf of such Selling Stockholder appointing Alfred Weber and Stephen E. Markert, Jr., or either one of them, as his, her or its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized Alfred Weber and Stephen E. Markert, Jr., or either one of them, to execute and deliver on his, her or its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (f) The execution, delivery and performance of this Agreement, the Custody Agreement, the related power of attorney and any other related agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except for any of the foregoing which has been obtained and except as such may be required under the Act or state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any law, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder, except for such consents, approvals, authorizations, orders, conflicts, breaches, defaults and violations, the failure to obtain or the occurrence of which (as applicable) would not have an adverse effect on the consummation of the transactions contemplated by this Agreement, the Custody Agreement, the related power of attorney of any other related agreement.

          (g) Such parts of the Registration Statement under the caption "Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

          (h) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above, such Selling Stockholder will immediately notify you of such change.

          (i) Certificates in negotiable form for all Shares to be sold by such Selling Stockholder hereunder have been placed in custody with the Custodian for the purpose of effecting delivery under the Underwriting Agreement, except that any certificates representing Option Shares shall not be negotiable by the Custodian until the exercise of the options that such Shares underly.

          (j) Except as noted by such Selling Stockholder in Attachment B to the power of attorney executed and delivered by such Selling Stockholder, such Selling Stockholder is not affiliated with or a person associated with a member of the National Association of Securities Dealers, Inc.

          8.  Indemnification.  (a)  The Company agrees to indemnify and hold
              ---------------
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein. Each Selling Stockholder severally and not jointly agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information specifically relating to such Selling Stockholder. Notwithstanding the foregoing sentence, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price less underwriting discounts and commissions received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder. The indemnity agreement provided in this Section 8(a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) based upon any untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such statement or omission was corrected has not been sent or given to such person within the time required by the Act and the rules and regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 5(e) hereof.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company and the Selling Stockholders, such Underwriter shall promptly notify the Company (who shall promptly notify the Selling Stockholders) in writing and the Company and the Selling Stockholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company (and the Selling Stockholders, if appropriate) shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company or any Selling Stockholder, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest may exist between it and the Company or a Selling Stockholder as a result of which it would be inappropriate for counsel to the Company or a Selling Stockholder to represent both it and the Company or a Selling Stockholder, as the case may be (in which case the Company and the Selling Stockholders shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company and the Selling Stockholders shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys in any jurisdiction for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all reasonable fees and expenses of those attorneys shall be reimbursed as they are incurred). A Seller shall not be liable for any settlement of any such action effected without the written consent of such Seller but if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened proceeding in respect of which indemnification or contribution may be sought hereunder (whether any party entitled to indemnification under this Section 8 is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each party entitled to indemnification hereunder from all liabilities arising out of such pending or threatened proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus or any amendment or supplement thereto. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof such Underwriter shall not be required to do so (as the Company and the Selling Stockholders would be so required under Section 8(b) hereof if an action would have been brought against an Underwriter or a person controlling such Underwriter), but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholders and any person controlling such Selling Stockholders shall have the rights and duties given to the Underwriter, by Section 8(b) hereof.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          (e) Each Seller hereby designates the CT Corporation System at its offices in New York County, the State of New York, as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the

State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this
Section 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense to any such action, suit or proceeding based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 13 hereof. Nothing contained herein shall be construed as a general consent to jurisdiction or service of process in the State of New York.

          9.  Conditions of Underwriters' Obligations.  The several obligations
              ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the knowledge of the Company, contemplated by the Commission.

          (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus at the time of the execution and delivery of this Agreement, and except as described in the Prospectus at the time of the execution and delivery of this Agreement, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change (excluding a change resulting from the exercise of stock options, the existence of which are disclosed in the Prospectus) or any development involving a prospective material adverse change, in the capital stock of the Company or any material adverse change, or any development involving a prospective material adverse change, in the long-term debt of the Company, in each case from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and other than liabilities or obligations incurred in the ordinary course of business since the date of the latest balance sheet included in the Registration Statement and Prospectus, and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Alfred Weber and Stephen E. Markert, Jr., in their capacities as the President and Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 9.

          (d) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Proskauer Rose Goetz & Mendelsohn LLP, counsel for the Company and the Selling Stockholders, to the effect that:

                  (i) the Company and each of its Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted, as described in the Prospectus, and to own, lease and operate its properties;

                  (ii) the Company and each of its Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in the jurisdictions set forth in a schedule to the opinion of such counsel;

                  (iii) all of the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of each of the Significant Subsidiaries is held of record by the Company or a Significant Subsidiary and, to the knowledge of such counsel, is beneficially owned by the Company or a Significant Subsidiary free and clear of any adverse claims (within the meaning of Section 8-302 of the New York Uniform Commercial Code), except as set forth in or incorporated by reference into the Prospectus;

                  (iv) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholders) have been duly authorized and all are or, with respect to any Option Shares, will when issued upon the exercise of the underlying stock options be validly issued, fully paid and non-assessable, and are not or will when issued upon the exercise of such stock options not be subject to any preemptive rights or rights of first offer or refusal contained in the Company's Certificate of Incorporation or By-laws or any agreement included as an exhibit to, or to any document incorporated by reference into, the Registration Statement or, to the knowledge of such counsel, otherwise evidenced; the stock options underlying any Option Shares are presently exercisable by their terms and, by such terms, will be exercisable at all times prior to the Closing;

                  (v) the Shares to be issued and sold by the Company hereunder have been duly authorized, and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement, and will when issued not be subject to any preemptive rights or rights of first offer or refusal contained in the Company's Certificate of Incorporation or By-laws or any agreement included as an exhibit to, or to any document incorporated by reference into, the Registration Statement or, to the knowledge of such counsel, otherwise evidenced;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company and each of the Selling Stockholders and is a valid and binding agreement of the Company and each Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (whether applied by a court of law or equity) and except as rights of indemnity under Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying those laws;

                  (vii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus in all material respects;

                  (viii) the Registration Statement has become effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or contemplated by the Commission;

                  (ix) the statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                  (x) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws or by the NASD and except that the foregoing opinion may be to knowledge with respect to any consents, approvals, authorizations or other orders not of general applicability) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Certificate of Incorporation or By-Laws of the Company or any of its Significant Subsidiaries or any agreement, indenture or other instrument included as an exhibit to, or to any document incorporated by reference into, the Registration Statement, or violate or conflict with any laws or administrative regulations, or, to the knowledge of such counsel, rulings or court decrees, applicable to the Company or any of its subsidiaries;

                  (xi) the execution, delivery and performance of this Agreement by each Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws or by the NASD and except that the foregoing opinion may be to knowledge with respect to any consents, approvals, authorizations or other orders not of general applicability) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under the organizational documents of any Selling Stockholder that is not an individual or, to the knowledge of such counsel, any agreement, indenture or other instrument to which any Selling Stockholder is a party or by which any Selling Stockholder or any of their respective properties are bound, or violate or conflict with any laws or administrative regulations, or, to the knowledge of such counsel, rulings or court decrees, applicable to any Selling Stockholder or any of their respective properties;

                  (xii) after due inquiry, such counsel does not know of any material legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus, except as described in the Prospectus, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                  (xiii) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (xiv) (1) the Registration Statement and the Prospectus (except for financial statements, schedules and other financial or statistical information included therein or incorporated by reference as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, schedules and other financial or statistical information as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus (except for financial statements, schedules and other financial or statistical information as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xv) the Custody Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether applied by a court of law or equity);

                  (xvi) upon delivery of the Shares to the Underwriters, the Underwriters will acquire ownership of the Shares free and clear of any adverse claims within the meaning of Section 8-302 of the New York Uniform Commercial Code, assuming that the Underwriters are purchasing the Shares in good faith without notice of any adverse claim within the meaning of the New York Uniform Commercial Code;

                  (xvii) the power of attorney signed by each Selling Stockholder appointing Alfred Weber and Stephen E. Markert, Jr., or either of them, as his, her or its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and are valid and binding instruments of such Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether applied by a court of law or equity); and

                  (xviii) based on such counsel's review of the applicable documents, each document filed pursuant to the Exchange Act (except for financial statements, schedules and other financial or statistical information included therein or incorporated by reference therein, as to which no opinion need be expressed) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act.

          In giving such opinion with respect to the matters covered by clause
     (xiv) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Proskauer Rose Goetz & Mendelsohn LLP described above in this paragraph (e) shall be rendered to you at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

          Notwithstanding anything to the contrary in this Section (e), to the extent that any Selling Stockholder is not represented by Proskauer Rose Goetz & Mendelsohn in connection with the transactions contemplated hereby, you shall have received an opinion of counsel to such Selling Stockholder with respect to the matters set forth in clauses (iv) (but only with respect to that portion of such opinion that is to knowledge), (vi), (xi),
     (xv), (xvi) and (xvii) as to such Selling Stockholder or the Shares to be sold thereby, as applicable.

          (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Chadbourne & Parke LLP, counsel for the Underwriters, as to the matters referred to in clauses (v), (vi) (but only with respect to the Company), (viii), (ix) (but only with respect to the statements under the captions "Description of Capital Stock" and "Underwriting") and (xiv) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by clause (xiv) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Coopers & Lybrand L.L.P. on the date of this Agreement.

          (h) The Company shall have delivered to you the agreements specified in Section 2 hereof.

          (i) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (j) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person to the effect that such Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (k) The Company shall have delisted its Common Stock from the American Stock Exchange and the Common Stock shall have begun trading in The Nasdaq National Market simultaneously with the sale of the Firm Shares.

The several obligations of the U.S. Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the applicable Option Closing Date of such documents as you may reasonably request upon reasonable notice with respect to the (i) good standing of the Company,
(ii) the due authorization and issuance of such Additional Shares, (iii) other matters related to the issuance of such Additional Shares and (iv) any other matters.

          10.  Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market System or limitation on prices for securities on any of the foregoing, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I and/or Schedule II, as applicable, bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          11.  Agreements of the Selling Stockholders.  Each Selling Stockholder
               --------------------------------------
severally and not jointly agrees with you and the Company:

          (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

          (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          12.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to Charter Power Systems, Inc., 3043 Walton Road, Plymouth Meeting, Pennsylvania 19462, with copies to Steven L. Kirshenbaum, Esq., Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, NY 10036, (b) if to the Selling Stockholders, c/o Steven E. Markert, Jr., Charter Power Systems, Inc., 3043 Walton Road, Plymouth Meeting, Pennsylvania 19462, with copies to Steven L. Kirshenbaum, Esq., Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, NY 10036, and
(c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New

York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.

                                                Very truly yours,

                                           CHARTER POWER SYSTEMS, INC.


                                          By:
                                             -----------------------------
                                          Title:

                                          THE SELLING STOCKHOLDERS NAMED
                                          IN SCHEDULES III and IV
                                          HERETO


                                          By:
                                             -----------------------------
                                          Attorney-in-fact
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
ROBERTSON, STEPHENS &
 COMPANY, L.P.

Acting severally on behalf of
 themselves and the several
  U.S. Underwriters named in
 Schedule I hereto and the
 several International Managers   named
  in Schedule II hereto

By:   DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION

   By:
      -----------------------------